                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.)

                           FILED BY THE REGISTRANT [X]
                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           CHECK THE APPROPRIATE BOX:

[ ]  Preliminary Proxy Statement           [ ] Confidential, For Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials

[ ]  Soliciting  Material Pursuant to Rule
     14a-11(c) or Rule 14a-12

                           FIRST FINANCIAL CORPORATION

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] NO FEE REQUIRED.

  [ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(1) AND 0-11.

       (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
              .....................................................
        (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:
             ......................................................
      (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
           PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON
             WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS
                                  DETERMINED):

              .....................................................
              (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:
              ....................................................
                               (5) TOTAL FEE PAID:
              ....................................................

               [ ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.
                 ...............................................

     [ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE
      ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING
      FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION
                STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE
                               DATE OF ITS FILING.

                           (1) AMOUNT PREVIOUSLY PAID:
                 ..............................................
                (2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:
                ................................................
                                (3) FILING PARTY:

                ................................................
                                (4) DATE FILED:

                .................................................

                           FIRST FINANCIAL CORPORATION
                           1691 NORTH MT. JULIET ROAD
                           MT. JULIET, TENNESSEE 37122

                                 March 23, 1999

Dear Shareholder:

         You are cordially invited to attend the 1999 Annual Meeting of Shareholders of First Financial Corporation (the "Company") to be held on April 15, 1999, at 2:00 o'clock p.m., local time, in the community room of First Bank & Trust, 1691 North Mt. Juliet Road, Mt. Juliet, Tennessee. At the Annual Meeting, Shareholders of record as of March 23, 1999, will be entitled to vote upon the election of Directors who will serve until their successors have been elected and duly qualified. In addition, the Shareholders will vote upon the ratification of the Directors' appointment of Maggart & Associates, P.C. as the Company's independent auditors for the fiscal year ending December 31, 1999, as well as any other business that may properly come before the Annual Meeting.

         The enclosed Proxy Statement describes the proposed election of Directors and ratification of appointment of independent auditors, and it contains other information about the Annual Meeting. Please read these materials carefully. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE WITHOUT DELAY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU WISH AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT BY GIVING APPROPRIATE NOTICE ANY TIME BEFORE YOUR PROXY IS VOTED.

         On behalf of your Board of Directors, I urge you to vote FOR Proposals 1 and 2 which are described in the Proxy Statement and set forth on the Proxy Card. I look forward to seeing you at the Annual Meeting.


                                         Sincerely,

                                         FIRST FINANCIAL CORPORATION



                                         /s/ David Major



                                         Chairman of the Board

                           FIRST FINANCIAL CORPORATION
                           1691 NORTH MT. JULIET ROAD
                           MT. JULIET, TENNESSEE 37122

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 15, 1999

         Notice is hereby given that the 1999 Annual Meeting (the "Annual Meeting") of the Shareholders of First Financial Corporation (the "Company") will be held in the Community Room of First Bank & Trust, 1691 North Mt. Juliet Road, Mt. Juliet, Tennessee, on April 15, 1999, at 2:00 o'clock p.m. local time. A Proxy Statement and a Proxy Card are included with these materials.

         The purposes of the Annual Meeting are to consider and to act upon the following matters:

         1. The election of a Board of Directors whose members will serve until their successors have been elected and have duly qualified;

         2. The ratification of the appointment of the firm of Maggart & Associates, P.C. as the Company's independent auditors for the fiscal year ending December 31, 1999; and

         3. The transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) thereof or postponements. Other than ministerial matters such as the approval of prior minutes, the Board of Directors is unaware of any other business to come before the Annual Meeting at the present time.

         Any action may be taken on any of these items of business at the Annual Meeting on its scheduled date or at any one or more adjournments or postponements thereof. Only Shareholders of record of the Company's Common Stock at the close of business on March 23, 1999, will be entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.


                                          By Order of the Board of Directors



                                          /s/ Robert L. Callis

                                          Robert L. Callis,
                                          Secretary to the Board

Mt. Juliet, Tennessee
March 23, 1999

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD AND USE THE ENCLOSED PRE-ADDRESSED ENVELOPE THAT REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND IN PERSON, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES AT ANY TIME BEFORE YOUR PROXY IS VOTED, AS SET FORTH IN THE PROXY STATEMENT).

                                 PROXY STATEMENT
                                       OF
                           FIRST FINANCIAL CORPORATION
                           1691 NORTH MT. JULIET ROAD
                           MT. JULIET, TENNESSEE 37122

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 15, 1999
                                2:00 O'CLOCK P.M.

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         This Proxy Statement is being furnished to the Shareholders of First Financial Corporation (the "Company") in connection with the 1999 Annual Meeting of Shareholders of the Company (the "Annual Meeting"). The proxies are to be used at the Annual Meeting, which is scheduled to be held in the Community Room of First Bank & Trust, 1691 North Mt. Juliet Road, Mt. Juliet, Tennessee on April 15, 1999, at 2:00 o'clock p.m. local time, and any adjournments or postponements thereof. The purpose of the Annual Meeting is to elect ten Directors for one-year terms to serve until their successors are elected and duly qualified, and to approve the selection of Maggart & Associates, P.C., as the Company's independent auditors for the fiscal year ending December 31, 1999. Presently, the Company is unaware of any other business that might come before the Annual Meeting other than such ministerial matters as consideration and approval of the minutes of last year's Annual Meeting. The enclosed Notice of Annual Meeting and this Proxy Statement are being first mailed to Shareholders on or about March 23, 1999.

         Each copy of this Proxy Statement mailed to Shareholders is accompanied by a form of proxy solicited by the Board of Directors of the Company for use at the Annual Meeting and at any adjournment(s) or postponement(s) thereof.

         No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized by the Company. This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of this Proxy Statement.

                              REVOCABILITY OF PROXY

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Annual Meeting. Proxies may be revoked (i) by filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a date later than the date of the proxy, (ii) by duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Annual Meeting, or by (iii) attending the Annual Meeting and voting in person. (However, attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.) Any written notice revoking a proxy should be sent to:
First Financial Corporation, 1691 North Mt. Juliet Road, Mt. Juliet, Tennessee 37122, Attention: Robert L. Callis, Secretary, sufficiently in advance of the Annual Meeting so that it is actually received and recorded by the Secretary prior to the Annual Meeting. Unless so revoked, the shares represented by the proxy will be voted at the Annual Meeting.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the securities laws of the United States, the Company's Directors, Executive Officers, and any persons holding more than ten percent of the shares are required to report their ownership of shares and any changes in that ownership to the Securities and Exchange Commission (the "SEC"). These persons also are required by SEC regulations to furnish the Company with copies of these reports. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during the Company's 1998 fiscal year. Based solely on a review of the reports furnished to the Company or written representations from the Company's Directors and Executive Officers, the Company believes that all of these filing requirements were satisfied by the Company's Directors, and Executive Officers during the 1998 fiscal year. The Company knows of no Shareholder owning beneficially as much as ten percent of its Common Stock.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The securities entitled to vote at the Annual Meeting are the Company's common voting shares, par value $2.50 (the "Common Stock"), the Company's only outstanding class of securities. The Board of Directors has fixed the close of business on March 23, 1999, as the record date and, accordingly, only holders of record of shares of the Common Stock at the close of business on March 23, 1999, are entitled to receive notice of, and to vote at, the Annual Meeting. As of March 16, 1999, there were 953,328 shares of the Common Stock outstanding and entitled to vote. Each share is entitled to one vote as to all matters. Cumulative voting is not authorized or permitted.

         The presence in person or by proxy of at least a majority of the total number of outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Once a quorum is present, the affirmative vote of at least a majority of those shares of the Common Stock represented at the Annual Meeting is necessary to elect directors and to approve any other item of business planned to be voted upon at the Annual Meeting. A share, once represented for any purpose at the Annual Meeting, is deemed present for purposes of determining a quorum for the Annual Meeting (unless the Annual Meeting is adjourned and a new record date is set for the adjourned meeting), even if the holder of the shares abstains from voting with respect to any matter brought before the Annual Meeting.

         If a quorum is not present at the time the Annual Meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the Company may adjourn or postpone the Annual Meeting with or without a vote of the Shareholders. If the Company proposes to adjourn the Annual Meeting by a vote of the Shareholders, the persons named in the enclosed proxy card will vote all shares for which they have voting authority in favor of such adjournment.

         Where a choice is specified on the proxy, the shares represented thereby will be voted in accordance with such specifications. If no specification is made, such shares will be voted for the election of all Director nominees and for the approval of Maggart & Associates, P.C., as the Company's independent auditors for the 1999 fiscal year, and in the discretion of the proxy as to other matters that are deemed to have properly come before the Annual Meeting. Abstentions and broker non-votes will be counted as present and entitled to vote for the purposes of determination of a quorum, but will not be counted as affirmative votes. If a broker or nominee holding shares in "street" name indicates on the proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be voted with respect to that matter and will be disregarded for the purpose of determining the total number of votes cast with respect to a proposal.

Neither the Tennessee Business Corporation Act, nor the Company's Charter or Bylaws, address the treatment of abstentions and broker non-votes.

         The Company is authorized to issue 5,000,000 shares of its Common Stock and 5,000,000 shares of FFC Preferred Stock. The 953,328 shares of the Company's Common Stock issued and outstanding at March 16, 1999, are exclusive of shares reserved for options. No shares of the FFC Preferred Stock were issued and outstanding or committed for issuance at that date.

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock by (A) persons owning five percent or more of the Company's Common Stock, (B) Directors of the Company, and (C) the Directors and Executive Officers of the Company as a group. This information is based on information filed with or provided to Company as of February 15, 1999 and by the Company as of approximately March 16, 1999. This table includes, in the ownership and percentage calculations, shares subject to options which may be exercised within the next sixty days by all Directors and Executive Officers who are option holders in accordance with Rule 13d-3(d)(1) under the Exchange Act. However, each Director's percentage of ownership is based on such Director's pro forma ownership (including shares subject to being obtained by the exercise of options within the next 60 days) and the actual number of shares outstanding (953,328) at said date, plus that number of shares obtainable by the named person on the exercise of such options.


 NAME AND ADDRESS OF BENEFICIAL          AMOUNT AND NATURE OF         PERCENT OF CLASS(1)
          OWNER(1)                      BENEFICIAL OWNERSHIP(1)

 (A) M. Dale McCulloch                        54,725(2)                      5.38
 5760 Old Lebanon Dirt Road
 Mt. Juliet, TN 37122

 (B) Harold G. Bone                           34,250(3)                      3.37

 Robert L. Callis, Esq.                       31,796(4)                      3.13

 Morris D. Ferguson, M.D.                     14,998                         1.48

 Arthur P. Gardner                             7,305(5)                         *

 M. Dale McCulloch                            54,725(2)                      5.38

 David Major                                  34,034                         3.35

 Dan E. Midgett                               21,398(6)                      2.10

 Monty Mires                                  20,751                         2.04

 James S. Short                               32,448(7)                      3.19

 Harold W. Sutton                             12,790(8)                      1.26

 (C) Directors and Executive                 327,420(9)                      32.2
 Officers As a Group (14 Persons)

 *  Less than 1%.

                            Notes to Preceding Table

         (1) The address of the beneficial owner is required only as to any holder(s) in category (A). The percentages shown are based on 953,328 total shares outstanding as of March 16, 1999. The shares shown in each Director's column, and in the group total, include shares beneficially owned at March 16, 1999 by the named individual and those obtainable by the exercise of shares by such person within the next 60 days. The percentages include, as to each individual and group listed, the number of shares of Common Stock deemed to be owned by such holder pursuant to Rule 13d-3(d)(1) of the Exchange Act. Under that Rule, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power or investment power with respect to the security. Voting power includes the power to vote or to direct the voting of the power with respect to the security. Investment power includes the power to dispose or to direct the disposition of the security. Unless otherwise indicated, a Shareholder possesses sole voting and investment power with respect to all of the shares shown opposite her or his name, including shares held in her or his individual retirement account. The following Directors and Executive Officers hold the specified number of options exercisable within 60 days: Mr. Bone (1,502), Mr. Callis (2,470), Dr. Ferguson (2,998), Mr. Gardner (2,734), Mr.
Major (17,353), Mr. McCulloch (2,036), Mr. Midgett (2,734), Mr. Mires (2,998),
Mr. Short (13,868), Mr. Sutton (2,998), Mr. Davenport (1,760), Mr. Henson (2,360), Mrs. Kimble (4,200), and Mr. Penuel (3,360). Shares held in self-directed Individual Retirement Accounts have been shown in each Director's total, which shares are shown as the individual possessing sole voting and dispositive authority.

         (2) This Director disclaims voting and investment authority as to 25,148 shares controlled by his spouse. Included in this Director's total are 1,848 shares which belong to such Director's minor children.

         (3) This Director has voting and investment authority with respect to 15,742 of the shares indicated as custodian for his children.

         (4) This Director disclaims voting and investment authority as to 4,971 shares controlled by his spouse. This Director also shares voting and dispositive authority as to 400 of the shares reflected in the total that are part of a trust.

         (5) This Director shares voting and investment authority as to 1,653 shares held jointly with his spouse and disclaims voting and investment authority as to 713 shares controlled by his spouse.

         (6) A plan of this Director's company (within the meaning of the Employee Retirement Income Security Act of 1974), owns 4,800 of the shares indicated. This Director disclaims voting and investment authority as to 1,400 shares controlled by his spouse. Included in this Director's total are 1,000 shares which belong to such Director's minor child.

         (7) Included in this Director's total are 201 shares which belong to such Director's minor step-children.

         (8) This Director shares voting and investment authority as to 8,519 shares held jointly with his spouse and disclaims voting and investment authority as to 302 shares controlled by his spouse.

         (9) This total includes all options attributable to such Executive Officers and Directors as well as shares as to which such persons might disclaim voting or investment authority.


                                ================

                               EXECUTIVE OFFICERS

         The following are the Executive Officers of the Company and/or First Bank. Unless otherwise indicated, these officers have served in the indicated capacities during the last five years through the date hereof.


   Name                  Age    Office and Business Experience
 --------              ------  -------------------------------------------

David Major              50    Chairman, Director, President and Chief Executive
                               Officer, First Financial Corporation and First Bank.

James S. Short           48    Director, Executive Vice President, and Senior
                               Loan Officer, First Financial Corporation and
                               First Bank.

Sally P. Kimble          45    Treasurer, Chief Financial and Accounting Officer,
                               First Financial Corporation; Senior Vice President
                               of Operations, Cashier, Chief Financial and
                               Accounting Officer, First Bank.

Allen M. Henson          57    Senior Vice President.

David B. Penuel          59    Senior Vice President.

D. Edwin Davenport       48    Senior Vice President, First Bank.


         Officers are elected annually by, and serve at the pleasure of, the Board of Directors.

                                      *****

                    PROPOSAL NUMBER 1--ELECTION OF DIRECTORS

         The Company's Board of Directors consists currently of ten (10) members. Each Director is elected for a one-year term to serve until his or her successor is elected and has duly qualified. The Board of Directors has nominated for reelection the currently serving slate of the Board of Directors. If any Nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of the other Director-Nominees. At this time the Board of Directors has no knowledge of any reason that any incumbent Director-Nominee might be unavailable to serve if elected.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE INDIVIDUALS NAMED IN THE FOLLOWING TABLE AS DIRECTORS OF THE COMPANY.

         The following table sets forth the names of the incumbent Director-Nominees of the Board of Directors. Information is provided concerning each such person's age, principal occupation(s) during the past five years, and the year that such person first became a Director. (Information concerning each such person's ownership of the Common Stock is set forth elsewhere in this Proxy Statement.)


              NAME(1)                   AGE        POSITION HELD WITH THE COMPANY
Harold G. Bone(2)                       56         Director

Robert L. Callis(3)                     53         Director and Secretary

Morris D. Ferguson, M.D.(4)             66         Director

Arthur P. Gardner(5)                    62         Director

M. Dale McCulloch(6)                    48         Director

David Major(7)                          50         Chairman, President, CEO and
                                                   Director

Dan E. Midgett(8)                       55         Director

Monty Mires(9)                          53         Director

James S. Short(10)                      48         Executive Vice President, Senior
                                                   Loan Officer, and Director

Harold W. Sutton(11)                    67         Director

                                  ============
                                      NOTES
                                   ==========

         (1) The following Notes contain a brief summary of the business experience of each of the Directors and Executive Officers of the Company. Except as set forth in these Notes, the named individuals have held the positions set forth in the Table and the Notes during the last five years as their primary occupations and no non-officer of the Company is employed by a parent, subsidiary, or other affiliate of the Company. Each Director of the Company serves also as a Director of the Company's principal subsidiary, First Bank.

         (2) Mr. Bone serves as president of Community Progress Committee, Inc., a not-for-profit company and he is a partner in the construction and farming firm of Bone & Bone. Mr. Bone is also co-owner and manager of Horizon Concrete & Rock, a partner of B and B Enterprises, a building and rental property, and a partner in Hawkins & Bone, a building and rental property.

         (3) Mr. Callis is an attorney and was the sole proprietor of a law practice from 1973 through 1995. From 1996 until July of 1997, Mr. Callis was a partner of Callis & Hershey. He is now a sole practitioner. Mr. Callis provides certain legal services to the Company and to First Bank.

         (4) Dr. Ferguson is a retired physician.

         (5) Mr. Gardner is a retired senior vice president of S & S Industries, Inc., a manufacturing company.

         (6) Mr. McCulloch is the president and managing partner of Jones Bros., Inc., a construction company. He is an investor, officer, and/or partner in various other businesses.

         (7) Mr. Major serves as President, Chief Executive Officer, and a Director of First Bank and the Company. Mr. Major is a founder of First Bank. Since 1991, he has served as a director of Plateau Insurance Company.

         (8) Mr. Midgett is the owner and president of Dan E. Midgett & Co., Inc., a management and financial consulting firm.

         (9) Mr. Mires is a self-employed real estate investor. He served previously as the elected representative from the local district of the House of Representatives of the Tennessee General Assembly for one term.

         (10) Mr. Short serves as Executive Vice President, Senior Loan Officer and a Director of First Bank and the Company. Mr. Short is a founder of First Bank.

         (11) Mr. Sutton is a real estate agent with Coldwell Banker. He is an investor in construction and other types of businesses.

                                 ==============

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS;
                ELECTION OF DIRECTORS AND APPOINTMENT OF OFFICERS

       The Company's bylaws provide for a Board of Directors of not fewer than 5 nor more than 25 persons. There are currently 10 members of the Board of Directors. All Directors hold office for one year (until the next Annual Meeting of the Company's Shareholders) and until their successors are duly elected and qualified. The entire Board of Directors is elected at each Annual Meeting by the Shareholders of the Company. The Directors serve also as the Directors of First Bank.

       The Board of Directors of the Company meets annually and on call. During the fiscal year ended December 31, 1998, the Board of Directors met two times (both of which were special meetings). No Director attended fewer than 75% of the total of (i) the meetings of the Board of Directors of the Company and (ii) the meetings of the committees of the Board of Directors of the Company of which the Director is a member.

       The Executive Officers are appointed by, and serve at the discretion of, the Company's Board of Directors. These officers are subject to reelection by the Company's Board of Directors annually, and it is anticipated that all such officers will be reelected to their current positions. No officer or employee has an employment agreement with First Bank or the Company.

       The Board of Directors has established various committees, including the Executive Committee, the Audit Committee, the Compensation Committee, the Stock Option Committee, and the Nominating Committee. These committees meet at call. The reports and minutes of these committees are received and considered by the Company's Board of Directors at its regular meetings. Generally these committees are joint with comparable committees of First Bank.

       The Executive Committee is a joint committee with First Bank and performs, to the extent practicable, a wide variety of functions for the Board of Directors and acts for and on behalf of the full Board of Directors when the Board of Directors is not in session. The Executive Committee is comprised of Directors Major, Short and Callis, together with three other members of the Board who rotate membership on a quarterly basis. The Executive Committee met twenty-three times in 1998.

       The Audit Committee is a joint committee of the Company and First Bank. It is composed of all Directors other than the officer-Directors (Messrs. Major and Short), none of whom is an employee of the Company or any of the Company's corporate affiliates. Audit Committee Responsibilities include engagement of independent auditors, review of audit fees, supervision of matters relating to audit functions, review and setting of internal policies and procedures regarding audits, accounting and other financial controls, and reviewing related party transactions. This Committee met six times, all in joint session as part of the Board of Directors in 1998. Mr. Major and Mr. Short do not participate in Audit Committee meetings.

       The membership of the Nominating Committee consists of Directors Bone, Ferguson, Mires, and Sutton. This Committee considers prospective nominations to the Board of Directors, which nominations can be submitted by persons not on the Board in accordance with the Company's bylaws. This Committee did not meet in 1998, as the Board acted as its own nominating committee.

       The Compensation Committee is made up of Directors Callis, Gardner, McCulloch, and Midgett. This Committee evaluates employee performance and has the job of making compensation recommendations to the Board of Directors. The Committee considers a wide variety of factors in determining compensation recommendations, including the performance of the Company and the Bank (including performance against budgeted results), return on assets, return on equity, professional activities, community service, peer group performance, and other criteria, many of which may be subjective. The Board of Directors receives and considers the report of this Committee in determining compensation policies, salaries, bonuses, and other compensation. None of the members of the Compensation Committee is now or in the past was an officer or employee of the Company or any of its direct or indirect subsidiaries. This Committee did not meet in 1998; its functions were handled by the full Board of Directors acting collectively.

       The Stock Option Committee is made up of Directors Callis, Gardner, McCulloch, and Midgett. This Committee evaluates employees and others for consideration under the Stock Option Plan. This Committee recommends stock option awards, and the terms of those awards, to the Board of Directors. This Committee met once in 1998.

       Members of the Committee and their associates are at present, as in the past, customers of First Bank and have lending and business transactions with the Bank in the ordinary course of business. Additional lending and business transactions are expected to take place with First Bank in the ordinary course of business. Such transactions have been and will continue to be on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable lending transactions with other persons. Such lending transactions did not, and will not, involve more than normal risk of collectibility or present other unfavorable features.

                             EXECUTIVE COMPENSATION

REMUNERATION OF DIRECTORS AND OFFICERS

       There were no changes in the Company's chief executive during the last fiscal year. The following table sets forth the compensation of the Company's Chief Executive Officer for 1998 and the other four most highly compensated Executive Officers as of December 31, 1998 (if their total annual salary and bonus equaled or exceeded $100,000). The figures below include all compensation paid for all services to the Company for that fiscal year.

                           SUMMARY COMPENSATION TABLE


                                      Annual Compensation                              Long-Term Compensation
                                -----------------------------------     --------------------------------------------------
                                                                                 Awards                       Payouts
                                                                        -----------------------        --------------------
                                                                                         Securities
                                                        Other            Restricted      Underlying
Name and Principal                                      Annual          Stock Award(s)  Options/SARs    LTIP        All Other
Position                Year   Salary($)  Bonus($)  Compensation($)(1)       ($)            (#)(2)     Payouts($) Compensation($)(3)
------------------      ----   ---------  --------  -----------------   --------------  ------------- ----------  ---------------
David Major,           1998   $ 148,974   $  -0-       $19,491              N/A            -0-        $ -0-        $11,822
President/CEO          1997     141,880      -0-        18,941              N/A          1,300          -0-          7,042
                       1996     126,880    3,952        18,512              N/A            -0-          -0-          6,589


James S. Short,        1998   $ 102,641   $  -0-       $19,559              N/A            -0-        $ -0-        $ 9,137
Exec. Vice President   1997      95,300      -0-        23,794              N/A          1,300          -0-          9,897
                       1996      85,300    2,657        13,291              N/A            -0-          -0-         10,170



                       NOTES TO SUMMARY COMPENSATION TABLE

        (1) This amount includes Director's fees, sales pay, and club dues.

        (2) The amounts in this column reflect the number of unexercised options granted to the named person(s) in the year(s) indicated.

        (3) This amount includes the Company's contribution to the Company's 401(k) plan on behalf of the named executive(s), as well as the value of the named Executive Officer(s)'s automobile usage and insurance premiums paid by the company.

                                      * * *

STOCK OPTION GRANTS

         The Company granted no stock options to its Executive Officers or Directors, which included each of the Executive Officer(s) named in the Summary Compensation Table. The Company does not grant stock appreciation rights.

1998 STOCK EXERCISES

         The table below provides information as to exercises of options under the Company's stock option plan by the named Executive Officer(s) reflected in the Summary Compensation Table and the year-end value of unexercised options held by such officer(s). (The Company does not grant stock appreciation rights.)

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                  YEAR AND FISCAL YEAR END OPTION/SAR VALUES(1)

                                                                         Number of
                                                                         Securities
                                                                        Underlying                 Value of
                                                                        Unexercised            Unexercised In-the-
                                                                        Options/SARs                Money
                       Shares Acquired                                At Fiscal Year End         Options/SARs at
Name and Title         on Exercise (#)      Value Realized ($)(2)           (#)                Fiscal Year End ($)
--------------         ---------------      ---------------------     ------------------      ---------------------
                                                                         Exercisable/            Exercisable/
                                                                       Unexerciseable(2)        Unexerciseable(2)
                                                                       -----------------        -----------------
David Major,                   435                   $10,005             14,681/11,688          $321,753/$244,164
President/CEO

James S. Short, EVP            500                   $11,500              11,720/9,592          $256,130/$198,436



                            NOTES TO PRECEDING TABLE

         (1) Unless otherwise expressly stated, all per share data in these Proxy Statement has been adjusted to reflect the two-for-one stock split approved by the Shareholders on April 18, 1996.

         (2) This amount represents the difference between the estimated market price as of the end of the last fiscal year of $33.00 per share and the respective exercise price(s) of the options at the date(s) of grant. Such amounts may not necessarily be realized. Actual values that may be realized, if any, upon the exercise of such options will be based on the market price of the Common Stock at the time of any such exercise(s) and thus are dependent upon future performance of the Common Stock.

                                       ***

BENEFITS

         In April 1993, the stockholders of the Company approved the 1993 First Financial Corporation Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan provides for the granting of stock options, and authorizes the issuance of common stock upon the exercise of such options, for up to 106,000 shares of common stock, to employees, nonemployee Directors and advisors of the Company and up to 53,000 shares of common stock to the Directors of the Company.

         Under the Stock Option Plan, stock option awards may be granted in the form of incentive stock options or nonstatutory stock options, and are generally exercisable for up to ten years following the date such option awards are granted. Exercise prices of incentive stock options must be equal to or greater than 100% of the fair market value of common stock on the grant date.

         The Stock Option Committee designated by the Board administers the Stock Option Plan. The Stock Option Plan may be terminated at any time by the Board of Directors. Options granted under the Stock Option Plan are exercisable as determined by the Board of Directors and generally are expected to vest approximately 10% per year over a ten year period and expire after ten years, although this period may be shortened by the Board of Directors. (Most of the options granted in 1995 vest in equal increments over 8 years; the remainder vest in equal increments over 10 years.) The Stock Option Plan provides that options must be exercised no later than ten years after being granted (five years in the case of incentive Stock Options granted to an employee who owns more than 10% of the voting power of all stock).

         The Stock Option Plan provides that the Board of Directors shall approve the exercise price of options on the date of grant, which for incentive stock options cannot be less than the fair market value of the Common Stock on that date (110% of the fair market value for Incentive Stock Options granted to any employee who owns more than 10% of the voting stock). The number of shares which may be issued under the Stock Option Plan and the exercise prices for outstanding options are subject to adjustment in the event that the number of outstanding shares of Common Stock are changed by reason of stock splits, stock dividends, reclassifications or recapitalizations. In addition, upon a merger or consolidation involving the Company, participants may be entitled to shares in the surviving corporation upon the terms set forth in the Stock Option Plan.

         Options granted under the Stock Option Plan are nontransferable, other than by will, the laws of descent and distribution or, for nonstatutory stock options, pursuant to certain domestic relations orders. Payment for shares of Common Stock to be issued upon exercise of an Option may, if permitted in the option agreement, be made in cash, by delivery of Common Stock valued at its fair market value on the date of exercise or delivery of a promissory note as specified in the option agreement.

         Beginning January 1, 1993, the Company put into effect a 401(k) profit-sharing plan for the benefit of its employees. Employees eligible to participate in the plan are those at least 21 years old, who have worked one year, and who have completed 1,000 hours of service. The provisions of the plan provide for both employee and employer contributions. For the year ended December 31, 1998, the employer matched fifty cents ($.50) per dollar of employee contributions up to a maximum of 6% of the employee's compensation. The Company's contribution for 1998, including administrative fees, totaled $77,000 as compared with $68,000 for 1997 and $55,000 for 1996.

         All Shareholders, including officers and Directors, are eligible to participate in the 1996 First Financial Corporation Dividend Reinvestment Plan in accordance with its terms.

         Please refer to the Consolidated Financial Statements for additional information concerning Company and First Bank benefit plans.

DIRECTOR COMPENSATION

         Each Director receives $1,000 for each regularly scheduled meeting of the Board of Directors ($500 for specially called meetings). Each non-employee Director receives $100 for each specially called Committee Meeting that the Director attends. Directors were paid in 1998 a retainer of $ 5,000 each for the year 1999. Directors participate also in the Stock Option Plan. See "Benefits" elsewhere in this Report.

         Beginning in 1993, the Company provided its Directors with the opportunity to participate in an unfunded, deferred compensation program (the "Program"). The Program provides also for death benefits. There were four participants in the Program at year end 1998 and 1997. (Directors Ferguson and Sutton reached retirement age under the terms of the Program in 1997 and are no longer participants.) Under the Program, participants may defer up to 100% of their yearly total cash compensation. The amounts deferred remain the sole property of the Company, which uses them together with additional corporate funds, to purchase either insurance policies on the lives of the participants or other investments. The insurance policies, which remain the sole property of the Company, are payable to the Company upon the death of the participant. The Company separately contracts with the participants to pay benefits based upon the deferred amount compounded at a variable prime rate of interest as reported in the Wall Street Journal plus two percent. The total received will vary for each individual due to age, amount of deferral, retirement, and whether or not the Director has chosen to receive monthly benefits or a lump sum payment. At December 31, 1998, the deferred compensation liability totaled $142,000 (compared to $110,000 at December 31, 1997). The cash surrender value of life insurance was $261,000 at December 31, 1998 (compared to $211,000 at December 31, 1997). The face amount of the insurance policies in force at December 31, 1998 approximated $1,108,000. The Program is not qualified under Section 401 of the Internal Revenue Code.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Certain Directors and officers of the Company, businesses with which they are associated, and members of their immediate families are customers of First Bank and have had transactions with First Bank in the ordinary course of First Bank's business. All material transactions involving loans and commitments to such persons and businesses have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other borrowers. The indebtedness of management (including the Directors and their respective interests) and these related parties to First Bank was approximately $1,547,000 at December 31, 1998 and thus equal to an estimated 8.19% of the Company's total Shareholders' equity at December 31, 1998. This indebtedness comprised less than one percent of the total currently outstanding First Bank loans (net of loan loss reserve) as of December 31, 1998. In the opinion of the Board of Directors, such transactions have not involved more than a normal risk of collectibility nor presented other unfavorable features, nor were any of these related-party loans restructured or charged off in such year.

         Certain officers receive commissions or incentives in respect of credit life sold through First Bank. The following officers received the following amounts from such sales during 1998: Charlcie Finley ($16.18); Steven Ford ($33.82); David Grandstaff ($524.91); Greg Hamilton ($35.95); Allen M. Henson ($159.87); David Major ($57.23); Willadeen Miller ($398.20); Betty Parks ($483.77); David B. Penuel ($145.24); Joyce Richardson ($12.21); James S. Short ($141.89); Phil Smartt ($130.68); Adeline Smotherman ($216.28); Patrick Stanton ($1,442.42); Charles Styles ($1,435.80); Barbara Wilkerson ($201.08); Ron Wright ($431.36); and Charles Womble ($100.68), for a total of $5,843.92.

         Director Midgett is a first cousin of David Grandstaff, who is a Vice President of First Bank. Director and Executive Vice President Short is a first cousin of First Bank Assistant Vice President Joy Leonard.

         Director Callis provides legal services to the Company and First Bank at rates and quality of service deemed by management to be competitive.

           PROPOSAL NUMBER 2--RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed Maggart & Associates, P.C. to continue as independent auditors for the Company for the fiscal year that ends December 31, 1999, subject to ratification of such appointment by the Shareholders. Maggart & Associates, P.C. served as the Company's independent auditors for the 1998 fiscal year. A representative of Maggart & Associates, P.C. is expected to be present at the Annual Meeting to respond to Shareholders' questions and will have the opportunity to make a statement if she or he desires.

         To be approved, the appointment of the auditors requires ratification by a majority of the votes cast by the Shareholders at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MAGGART & ASSOCIATES, P.C. AS THE COMPANY'S INDEPENDENT AUDITORS.

                                      *****

                                  OTHER MATTERS

         The Board of Directors is not aware of any other business that might properly come before the Annual Meeting than those matters that are discussed in this Proxy Statement and matters incident to the conduct of the Annual Meeting, other than such ministerial matters as the approval of minutes from the last meeting of the Shareholders and comparable items. If any other matters should properly come before the Annual Meeting, however, it is intended that all validly executed and unrevoked proxies should be voted in the discretion of the proxy holder.

                              MISCELLANEOUS MATTERS

         The Company will bear the expense of solicitation of the proxies for the Annual Meeting. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for their reasonable expenses incurred in sending proxy materials to the beneficial owners of the Common Stock in connection with the Annual Meeting. In addition to solicitations by the mails, the Company's Directors, officers, and regular employees may solicit proxies personally or by telephonic or telegraphic means, for which they will receive no additional compensation. The Company does not intend to employ or to compensate any other persons or entities to solicit proxies in connection with the Annual Meeting.

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 (without certain exhibits), as and when filed with the Securities and Exchange Commission, will be furnished without charge to Shareholders of record on the record date upon written request therefore directed to: Chief Financial Officer, First Financial Corporation, 1691 North Mt. Juliet Road, Mt. Juliet, Tennessee 37122. Copies of the exhibits can be obtained from: Chief Financial Officer, First Financial Corporation, 1691 North Mt. Juliet Road, Mt. Juliet, Tennessee 37122 for a reasonable copying charge.

                              FINANCIAL INFORMATION

         The Company's Annual Report to Shareholders, including financial statements, for the fiscal year ended December 31, 1998, is being sent to Shareholders contemporaneously. In no event shall any person or entity be entitled to assume that the Annual Report to Shareholders has been or will be incorporated (by reference or otherwise) into this Proxy Statement or that there have been no changes in the information set forth therein since the dates therein specified. The Company does not incorporate the Annual Report of Shareholders into this Proxy Statement.

                              SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy statement and form of proxy for the 2000 Annual Meeting of Shareholders, any Shareholder proposal to take action at such 2000 Annual Meeting must be received by the Company at its Main Office, at 1691 North Mt. Juliet Road, Mt. Juliet, Tennessee 37122, no later than January 31, 2000. Unless otherwise required by law, including the Exchange Act, the inclusion of any such Shareholder proposal(s) shall be subject to the requirements of the proxy and other rules adopted pursuant to the Exchange Act.

                   ANNUAL MEETING ADVANCE NOTICE REQUIREMENTS

         The Company's Bylaws provide that Shareholder nominations for election as Directors may be made in compliance with specified advance notice, informational, and other stated requirements. In order to be considered by the Company, a nomination from a Shareholder must be delivered or mailed to the President of the Company not less than thirty (30) days nor more than forty-five
(45) days prior to any meeting of Shareholders called for the election of Directors, provided, however, that if less than twenty-one (21) days' notice of the meeting is given to Shareholders, such nomination shall be mailed or delivered to the President of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification must contain the information required by the Bylaws to be considered. A copy of the Bylaws is available on request to the Secretary of the Company at the Company's main office. The requirements described above do not supersede the requirements, conditions, or terms established by the SEC for Shareholder proposals that are proposed to be included in the Company's proxy materials for a meeting of the Shareholders.

                                                                      Appendix A

                                      PROXY
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                           FIRST FINANCIAL CORPORATION
                           1691 NORTH MT. JULIET ROAD
                           MT. JULIET, TENNESSEE 37122

         The undersigned hereby appoint(s) David Major and Robert L. Callis, and each of them, as Proxies, each with full power to appoint his substitute, and hereby authorize(s) either of them to represent and to vote, as designated below, all of the shares of Common Stock of First Financial Corporation held of record by the undersigned at the close of business on March 23, 1999, at the Annual Meeting of Shareholders to be held on April 15, 1999, or any adjournment(s) or postponements thereof.

1.       To elect as Directors the Nominees listed below:

         [ ]  FOR all nominees listed below        [ ]  WITHHOLD AUTHORITY to
              (except as marked to the contrary         vote for all Nominees
              below)                                    listed below

         (INSTRUCTIONS: To withhold authority for any individual Nominee, strike a line through the Nominee's name in the list below.)

         Harold G. Bone, Robert L. Callis, Morris D. Ferguson, Arthur P. Gardner, David Major, M. Dale McCulloch, Dan E. Midgett, Monty Mires, James S. Short, Harold W. Sutton

2. To ratify the appointment of the firm of Maggart and Associates, P.C., as the Company's independent auditors for the fiscal year ending December 31, 1999.

                  [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

3. In his discretion, each Proxy is authorized to vote upon such other business as properly may come before the Annual Meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ABOVE BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE PROXY AS TO OTHER BUSINESS (IF ANY).

         When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


Date:__________________, 1999          ----------------------------------------
                                       Signature

                                       ----------------------------------------
                                       Signature, if held jointly